Exhibit 99.2 KNX Q1 2019 Earnings Presentation

Disclosure This presentation, including documents incorporated herein by reference, will contain forward- looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those contemplated by the forward-looking statements. Please review our disclosures in filings with the United States Securities and Exchange Commission. Non-GAAP Financial Data This presentation includes the use of adjusted operating income, operating ratio, adjusted operating ratio, adjusted net income, adjusted earnings per share, adjusted pre-tax income, return on net tangible assets and free cash flow, which are financial measures that are not in accordance with United States generally accepted accounting principles (“GAAP”). Each such measure is a supplemental non-GAAP financial measure that is used by management and external users of our financial statements, such as industry analysts, investors and lenders. While management believes such measures are useful for investors, they should not be used as a replacement for financial measures that are in accordance with GAAP. In addition, our use of these non-GAAP measures should not be interpreted as indicating that these or similar items could not occur in future periods. In addition, adjusted operating ratio excludes trucking segment fuel surcharges from revenue and nets these surcharges against fuel expense. 2

Disclosure On September 8, 2017, pursuant to the Agreement and Plan of Merger, dated as of April 9, 2017, by Swift Transportation Company (“Swift”), Bishop Merger Sub, Inc., a direct wholly owned subsidiary of Swift, (“Merger Sub”), and Knight Transportation, Inc. (“Knight”), Merger Sub merged with and into Knight, with Knight surviving as a direct wholly owned subsidiary of Swift (the “2017 Merger”). Knight was the accounting acquirer and Swift was the legal acquirer in the 2017 Merger. In accordance with the accounting treatment applicable to the 2017 Merger, throughout this presentation, the reported results do not include the results of operations of Swift and its subsidiaries on and prior to the 2017 Merger date of September 8, 2017 (the “2017 Merger Date”). However, where indicated, certain historical information of Swift and its subsidiaries on and prior to the 2017 Merger Date, including their results of operations and certain operational statistics (collectively, the “Swift Historical Information”), has been provided. Management believes that presentation of the Swift Historical Information will be useful to investors. The Swift Historical Information has not been prepared in accordance with the rules of the Securities and Exchange Commission, including Article 11 of Regulation S-X, and it therefore does not reflect any of the pro forma adjustments that would be required by Article 11 of Regulation S-X. The Swift Historical Information does not purport to indicate the results that would have been obtained had the Swift and Knight businesses been operated together during the periods presented, or which may be realized in the future. 3

KNX Overview Trucking ~ 80% of Revenue Asset Light ~ 20% of Revenue • Dry Van, Refrigerated, Dedicated, Flatbed, • Logistics Drayage, and Expedited service offerings • $436M in annual revenue Q1’19 TTM • Includes contiguous U.S., Mexico, and Canada • Access to over 30,000 carriers • Multiple brands – Knight, Swift, Barr-Nunn, Trans-Mex, Abilene, Kold Trans • Intermodal • Largest fleet in North America 18,934 • $505M in annual revenue Q1’19 TTM • 13,041 irregular route tractors • 9,866 containers and 693 tractors • 5,893 dedicated tractors Revenue Q1'19 TTM Adj Operating Ratio Q1'19 Adj Op. Income Q1'19 TTM (millions)(1) TTM (1) (millions)(1) 100.0% 94.1% Trucking Intermodal 95.0% 91.6% Trucking Intermodal $4,226 $505 90.0% $569 $30 84.7% 85.0% Logistics Logistics 80.0% $36 $436 75.0% 70.0% Trucking Logistics Intermodal (1) Excludes the results of certain non-reportable segments 4

First Quarter 2019 Comparative Results (1) (dollars in thousands, except per share data) Quarter Ended March 31, 2019 2018 Change Total Revenue $1,204,535 $1,271,132 (5.2)% Revenue xFSC $1,078,138 $1,124,172 (4.1)% Operating Income $116,299 $93,744 24.1% Adj. Operating Income (2) $126,992 $104,253 21.8% Net Income attributable to Knight-Swift $87,938 $70,364 25.0% Adj. Net income attributable to Knight Swift(2) $96,181 $78,511 22.5% Earnings per diluted share $0.51 $0.39 30.8% Adj. EPS(2) $0.55 $0.44 25.0% Adjustments • $10.7M in Q1 2019 and $10.5M in (1) The reported results do not include the results of operations of Abilene Q1 2018 of amortization expense Motor Express, Inc. (Abilene) and its subsidiaries on and prior to its from mergers and acquisitions acquisition by Knight on March 16, 2018 in accordance with the accounting treatment applicable to the transaction (2) See GAAP to non-GAAP reconciliation in the schedules following this presentation 5

First Quarter 2019 Comparative Results Q1 Rev xFSC by Quarter(1) Q1 Adj. Op Income by Quarter(1)(2) $1,300 $1,250 $130 Millions $1,200 Millions $110 $1,150 $1,100 $90 $1,050 $1,000 $70 $950 $900 $50 $850 $800 $30 1Q17 1Q18 1Q19 1Q17 1Q18 1Q19 (1) Historical information prior to the Swift merger in Sept 2017 has not been prepared in accordance with the rules of the Securities and Exchange Commission, including Article 11 of Regulation S-X, and it therefore does not reflect any of the pro forma adjustments that would be required by Article 11 of Regulation S-X. The Swift Historical Information does not purport to indicate the results that would have been obtained had the Swift and Knight businesses been operated together during the periods presented, or which may be realized in the future. (2) See GAAP to non-GAAP reconciliation in the schedules following this release 6

Significant Value Creation (1)(2) TTM vs Adjusted Pretax Income prior years $700 (in millions) 626M 599M $600 535M • Knight-Swift continues 479M $500 to generate 392M $400 meaningful income 313M growth while $300 diversifying its asset- $200 12/31/2014 12/31/2015 12/31/2016 12/31/2017 12/31/2018 3/31/2019 light businesses TTM Return on Net Tangible Assets (1)(2) • 18.4% TTM Return on 18.4% 18% 17.0% Net Tangible Assets 14% 11.4% 11.8% 9.4% 10% 7.5% 6% 2% 12/31/2014 12/31/2015 12/31/2016 12/31/2017 12/31/2018 3/31/2019 (1) See GAAP to non-GAAP reconciliation in the schedules following this release. TTM (2) Historical information prior to the Swift merger in Sept 2017 has not been prepared in accordance with the rules of the United States Securities and Exchange Commission, including Article 11 of Regulation S-X, and it therefore does not reflect any of the pro forma adjustments that would be required by Article 11 of Regulation S-X. The Swift Historical Information does not purport to indicate the results that would have been obtained had the Swift and Knight businesses been operated together during the period presented, or which may be realized in the future. 7

Operating Performance – Trucking Trucking Financial Metrics • 220 bps improvement in Adj. Q1 19 Q1 18 Change Operating Ratio Revenue excluding fsc $ 865,630 $ 908,254 (4.7)% • 15% growth in Adjusted Operating Income $ 115,175 $ 100,251 14.9% Operating Income Adjusted Operating Income(1) $ 115,524 $100,416 15.0% • 106 sequential average tractor Operating Ratio 88.2% 90.3% (210) bps growth to 18,934 Adjusted Operating Ratio(1) 86.7% 88.9% (220) bps • 9.4% improvement in revenue excluding fsc per mile from Q1 Trucking Operating Statistics 2018 (dollars in thousands) • 85.3% Swift Truckload Adjusted Q1 19 Q1 18 Change Operating Ratio Average revenue per Tractor $45,718 $46,222 (1.1)% • 81.4% Knight Truckload Average Tractors 18,934 19,650 (3.6)% Adjusted Operating Ratio Average Trailers 58,934 65,336 (9.8)% Miles per Tractor 22,523 24,681 (8.7)% (1) See GAAP to non-GAAP reconciliation in the schedules following this presentation. 8

Operating Performance – Logistics Logistics Financial Metrics Q1 19 Q1 18 Change • 84.0% increase in Operating Revenue ex Intersegment $ 87,191 $ 86,051 1.3% Income to $7.3M Operating Income $ 7,283 $ 3,959 84.0% Operating Ratio 91.8% 95.6% (380)bps • 1.3% improvement in revenue excluding intersegment Adjusted Operating Ratio(1) 91.6% 95.4% (380)bps transactions • 380 bps improvement in Brokerage Only Operating Statistics Adjusted Operating Ratio to (dollars in thousands) 91.6% Q1 19 Q1 18 Change • 470 bps improvement in Revenue per load $1,432 $1,627 (12.0)% Brokerage gross margin 17.8% Gross Margin 17.8% 13.1% 470bps (1) See GAAP to non-GAAP reconciliation in the schedules following this presentation. 9

Operating Performance – Intermodal Intermodal Financial Metrics Q1 19 Q1 18 Change • 5.0% growth in Revenue Revenue ex Intersegment $ 115,677 $ 110,130 5.0% excluding intersegment Operating Income $ 2,361 $ 3,948 (40.2)% transactions Operating Ratio 98.0% 96.4% 160 bps • 11.5% increase in revenue per Adjusted Operating Ratio(1) 98.0% 96.4% 160 bps load • Inclement weather negatively Intermodal Operating Statistics impacted load volumes and (dollars in thousands) increased drayage costs Q1 19 Q1 18 Change • Increased container capacity to Average revenue per load $2,456 $2,203 11.5% support future growth Load Count 47,109 49,997 (5.8)% Average Tractors 693 580 19.5% • 160 bps increase in Adjusted Operating Ratio to 98.0% Average Containers 9,866 9,121 8.2% (1) See GAAP to non-GAAP reconciliation in the schedules following this presentation. 10

1Q19 Capital Deployment • $194M of Free Cash Flow (Cash from Operations less Net Cash Capex) • $19M reduction in operating lease liabilities $243 Million Cash from Operations $187 Million Reduction in Net Debt $49 Million Net Cash CapEx $11 Million Quarterly Dividend Paid 11

Historical Leverage Ratio

Achieved post merger target leverage ratio in 6 quarters



Leverage History(1)
2,500
2,000
1,500
1,000
500
Debt in Millions
3.00
2.50
2.00
1.50
1.00
0.50
-
Leverage Ratio
2.79
2.61
2.85
2.02
1.27
1.07
2.24
1.99
1.98
1.24
0.83
0.63
12/31/2014
12/31/2015
12/31/2016
12/31/2017
12/31/2018
3/31/2019 TTM
Net Leverage(2)
Lease Adjustment(3)
Leverage Ratio(4)
Adjusted Leverage Ratio(5)

(1) Based on historical reported results for Swift for periods prior to the 2017 Merger and for combined Knight-Swift results for periods subsequent to the 2017 Merger.
(2) Net Leverage is on-balance sheet debt net of unrestricted cash and cash equivalents at the balance sheet date and is calculated in accordance with the provisions of Swift's senior credit facility for all periods prior to the 2017 Merger and Knight-Swift's senior credit facility for all periods subsequent to the 2017 Merger.
(3) Lease Adjustment is management's estimated value of operating leases as if they were capital leases. This number is used by management for analysis purposes only and does not purport to be calculated in the same manner or intended for the same purpose as the right-of-use asset and liability calculations prescribed under US GAAP.
(4) Leverage Ratio is calculated in accordance with the provisions of Swift's senior credit facility for all periods prior to the 2017 Merger and Knight-Swift's senior credit facility for all periods subsequent to the 2017 Merger.
(5) Adjusted Leverage Ratio represents the Leverage Ratio adjusted to include the Lease Adjustment in Net Leverage while also adding back the corresponding rent expense into Adjusted EBITDA in order to calculate the adjusted leverage ratio. (Adjusted EBITDA is EBITDA less certain adjustments pursuant to the credit facilities.)

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KNX LISTED NYSE

2019 Market Outlook • Opportunities to grow Logistics and Intermodal • Actively pursue acquisition opportunities • Fewer and less attractive non-contract opportunities • Contract rates continue to be positive • Signs of capacity rationalization 13

Q2 & Q3 2019 Guidance • Expected Adjusted EPS for the second quarter 2019 of $0.62 - $0.64 • Expected Adjusted EPS for the third quarter 2019 of $0.62 - $0.66 Guidance Assumptions • Tractor count to remain stable • Contract rate improvements remain positive with fewer non-contract opportunities • Q2 and Q3 year over year Adjusted Operating Ratio improvements in some of the Swift businesses • The unfavorable year-over-year percent changes in miles per tractor will lessen • Tax rate of 25-26% • Expected 2019 net cash capex of $550M - $575M These estimates represent Management’s best estimates based on current information available. Actual results may differ materially from these estimates. We would refer you to the Risk Factors sections of the Company’s annual report for a discussion of the risks that may affect results. 14

Appendix 15

Non-GAAP Reconciliation 16

Non-GAAP Reconciliation 17

Non-GAAP Reconciliation 18

Non-GAAP Reconciliation 19

Non-GAAP Reconciliation 20

Non-GAAP Reconciliation 21

Non-GAAP Reconciliation 22

Non-GAAP Reconciliation 23

Non-GAAP Reconciliation 24

Non-GAAP Reconciliation 25